                                    SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]      Filed by the Registrant
[ ]      Filed by a Party other than the Registrant

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Sec. 240.14a-12

                     Delaware Investments Arizona Municipal
                                Income Fund, Inc.
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1.   Title of each class of securities to which transaction applies:

         2.   Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4.   Proposed maximum aggregate value of transaction:

         5.   Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                  -------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:

                  -------------------------------------------------------

         3)       Filing Party:

                  -------------------------------------------------------

         4)       Date Filed:

                  -------------------------------------------------------

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


                          COMBINED PROXY STATEMENT AND
                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON THURSDAY, SEPTEMBER 12, 2002

To the Shareholders of:

   Delaware Investments Dividend and Income Fund, Inc.
   Delaware Investments Global Dividend and Income Fund, Inc.
   Delaware Investments Arizona Municipal Income Fund, Inc.
   Delaware Investments Colorado Insured Municipal Income Fund, Inc. Delaware Investments Florida Insured Municipal Income Fund
   Delaware Investments Minnesota Municipal Income Fund, Inc.
   Delaware Investments Minnesota Municipal Income Fund II, Inc.
   Delaware Investments Minnesota Municipal Income Fund III, Inc.

         This is your official notice that the Joint Annual Meeting of Shareholders of each Delaware Investments closed-end registered investment company listed above (each individually, a "Fund" and, collectively, the "Funds") will be held at Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania on Thursday, September 12, 2002 at 11:00 a.m. The purpose of the meeting is to select a Board of Directors (or Trustees) for each Fund and to transact any other business that properly comes before the meeting and any adjournments of the meeting.

         Please vote your Proxy promptly to avoid the need for further mailings. Your vote is important.


/s/ Charles E. Haldeman, Jr.
----------------------------
Charles E. Haldeman, Jr.
Chairman

July 30, 2002

                       This page intentionally left blank

Delaware                                                     2005 Market Street
Investments(SM)                                          Philadelphia, PA 19103
--------------------------------------                           1-800-362-7500
A member of Lincoln Financial Group(R)


                                PROXY STATEMENT

                      JOINT ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON THURSDAY, SEPTEMBER 12, 2002

         Meeting Information. The Board of Directors or Trustees (each Board is hereafter referred to as a "Board of Directors" and Board members are referred to as "Directors") of each Fund listed on the accompanying Notice is soliciting your proxy to be voted at the Joint Annual Meeting of Shareholders to be held on Thursday, September 12, 2002 at 11:00 a.m. at Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania and/or at any adjournments of the meeting (hereafter, the "Meeting").

         Purpose of the Meeting. The purpose of the Meeting is to consider the Proposal listed in the accompanying Notice. The Board of Directors of each Fund urges you to complete, sign and return the Proxy Card (or Cards) included with this Proxy Statement, whether or not you intend to be present at the Meeting. It is important that you provide voting instructions promptly to help assure a quorum for the Meeting.

         General Voting Information. You may provide proxy instructions by returning the Proxy Card(s) by mail in the enclosed envelope. The persons designated on the Proxy Card(s) as proxies will vote your shares as you instruct on each Proxy Card. If you return a signed Proxy Card without any voting instructions, your shares will be voted "FOR" each of the nominees for election as Director. The persons designated on the Proxy Card as proxies will also be authorized to vote (or to withhold their vote) in their discretion on any other matters which properly come before the Meeting. They may also vote in their discretion to adjourn the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker and you wish to vote in person at the Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Meeting. You may also revoke your proxy at any time before the Meeting: (i) by notifying Delaware Investments in writing at 2005 Market Street, Philadelphia, PA 19103;
(ii) by submitting a later signed Proxy Card; or (iii) by voting your shares in person at the Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy.

         Each shareholder may cast one vote for each full share and a partial vote for each partial share of a Fund that they owned of record on July 18, 2002. Exhibit A shows the number of shares of each Fund that were outstanding on the record date and Exhibit B lists the shareholders who owned 5% or more of each Fund on that date. It is expected that this Proxy Statement and the accompanying Proxy Card(s) will be mailed to shareholders of record on or about July 30, 2002.

         This proxy solicitation is being made largely by mail, but may also be made by officers or employees of the Funds or their investment manager or affiliates, through telephone, facsimile, or other communications. The Funds may also employ a professional proxy solicitation firm, although they do not presently intend to do so. The cost of the solicitation is being borne by the Funds. The Funds may reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to beneficial owners of the Funds' shares.

         Required Votes. All shareholders of a Fund vote together to elect Directors, regardless of whether the Fund has both common and preferred shareholders, with one exception. The holders of preferred shares of each of the Funds that have issued one or more classes of preferred shares ("Preferred Share Funds") have the exclusive right to separately elect two Directors, in addition to the right to vote for the remaining Directors together with the holders of the common shares. Each of the Funds except Delaware Investments Dividend and Income Fund, Inc. ("DDF") and Delaware Investments Global Dividend and Income Fund, Inc. ("DGF") have issued preferred shares.

         The amount of votes of each Fund that are needed to approve proposals varies. The voting requirements with respect to the election of Directors are described within Proposal One. Abstentions will be included for purposes of determining whether a quorum is present for each Fund at the Meeting. They will be treated as votes present at the Meeting, but will not be treated as votes cast. They therefore would have no effect on a proposal which requires a plurality or majority of votes cast for approval, but would have the same effect as a vote "AGAINST" a proposal requiring a majority of votes present. Because the Proposal presented is considered to be a "routine" voting item, the Funds do not expect to recognize broker non-votes.

         In the event that a quorum is not present or if sufficient votes are not received consistent with management's recommendation on the adoption of the Proposal, management may propose an adjournment or adjournments of the Meeting for a Fund. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting in person or by proxy. The persons named as proxies may vote (or withhold their vote) in their discretion on any proposed adjournment.

PROPOSAL ONE: TO ELECT A BOARD OF DIRECTORS FOR EACH FUND

         You are being asked to vote to elect each of the current members of the Board of Directors for your Fund. The nominees are: Charles E. Haldeman, Jr., David K. Downes, Walter P. Babich, John H. Durham, John A. Fry, Anthony D. Knerr, Ann R. Leven, Thomas F. Madison and Janet L. Yeomans.

         If elected, these persons will serve as Directors until the next annual meeting of shareholders called for the purpose of electing Directors, and/or until their successors have been elected and qualify for office. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the existing Board of Directors.

         The Preferred Share Funds each issue shares of common stock and shares of preferred stock. The governing documents of each Preferred Share Fund provide that the holders of preferred shares of the Fund are entitled to elect two of the Fund's Directors, and the remaining Directors are to be elected by the holders of the preferred shares and common shares voting together. The nominees for Directors to be voted on separately by the preferred shareholders of such Funds are Thomas F. Madison and Janet L. Yeomans.

                 INFORMATION ON EACH FUND'S BOARD OF DIRECTORS

                                                                                                Number of
                                                                                              Portfolios in
                                                                                                 Fund
                               Position(s)                               Principal              Complex
Name, Address and               Held with           Length of      Occupation(s) During        Overseen by     Other Directorships
Birthdate                         Funds            Time Served         Past 5 Years             Director         Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Interested Directors

Charles E. Haldeman, Jr.(1)     Chairman and         1 Year       Since January 1, 2000, Mr.         89                 None
2005 Market Street                Director                        Haldeman has served in various
Philadelphia, PA 19103-7094                                     executive capacities at different
                                                                 times at Delaware Investments(2)
October 29, 1948
                                                                      President/Chief Operating
                                                                   Officer/Director - United Asset
                                                                       Management (January
                                                                        1998 - January 2000)

                                                                 Partner/Director - Cooke and Bieler,
                                                                   Inc. (June 1974 - January 1998)
                                                                       (Investment Management)

David K. Downes(3)              President,          9 Years -     Mr. Downes has served in various   107        Director/President -
2005 Market Street                Chief            Executive       executive capacities at different             Lincoln National
Philadelphia, PA 19103-7094     Executive           Officer          times at Delaware Investments            Convertible Securities
                               Officer, Chief                                                                        Fund, Inc.
January 8, 1940                   Financial         2 Years -
                                Officer and        Director                                                     Director/President -
                                 Director                                                                         Lincoln National
                                                                                                                  Income Fund, Inc.

Independent Directors

Walter P. Babich                 Director           13 Years            Board Chairman - Citadel      107              None
460 North Gulph Road                                               Constructors, Inc. (1989 - Present)
King of Prussia, PA 19406

October 1, 1927

John H. Durham                  Director            23 Years(4)          Private Investor             107        Trustee - Abington
P.O. Box 819                                                                                                      Memorial Hospital
Gwynedd Valley, PA 19437
                                                                                                             President/Director - 22
August 7, 1937                                                                                                     WR Corporation

John A. Fry                     Director             1 Year        President - Franklin and Marshall   89       Director - Sovereign
P.O. Box 3003                                                         College (July 2002 - Present)                   Bancorp
Lancaster, PA 17604                                                      Executive Vice President -
                                                                       University of Pennsylvania
May 28, 1960                                                             (April 1995 - June 2002)
                                                                                                               Director - Sovereign
                                                                                                                       Bank

Anthony D. Knerr               Director             8 Years             Founder/Managing Director     107               None
500 Fifth Avenue                                                   Anthony Knerr & Associates (1990 -
New York, NY 10110                                                   Present) (Strategic Consulting)

December 7, 1938

(1) Mr. Haldeman is considered to be an "interested Director" because he is an executive officer of the Funds' manager and accounting service provider. Mr. Haldeman also owns shares of common stock of Lincoln National Corporation ("LNC"), of which the Funds' investment adviser is a wholly-owned subsidiary.
(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Funds' investment adviser, principal underwriter and its transfer agent.
(3) Mr. Downes is considered to be an "interested Director" because he is an executive officer of the Funds' manager and accounting service provider. Mr. Downes also owns shares of LNC.
(4)  Mr. Durham served as a Director Emeritus from 1995 through 1998.

                                                                                                Number of
                                                                                              Portfolios in
                                                                                                 Fund
                               Position(s)                               Principal              Complex
Name, Address and               Held with           Length of      Occupation(s) During        Overseen by     Other Directorships
Birthdate                         Funds            Time Served         Past 5 Years             Director         Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Independent Directors (continued)

Ann R. Leven                      Director           12 Years   Treasurer/Chief Fiscal Officer -     107        Director - Recoton
785 Park Avenue                                                   National Gallery of Art                            Corporation
New York, NY 10021                                                     (1994 - 1999)

November 1, 1940                                                                                               Director - Systemax
                                                                                                                        Inc.

                                                                                                                  Director - Andy
                                                                                                                 Warhol Foundation

Thomas F. Madison                 Director            6 Years   President/Chief Executive Officer -  107        Director - Valmont
200 South Fifth Street                                          MLM Partners, Inc. (January 1993 -                Industries Inc.
Suite 2100                                                      Present) (Small Business Investing
Minneapolis, MN 55402                                                   and Consulting)                           Director - ACI
                                                                                                                 Telecentrics Inc.
February 25, 1936
                                                                                                                Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

Janet L. Yeomans                  Director            2 Years       Vice President/Treasurer -       107                None
Building 220-13W-37                                                 3M Corporation (July 1995 -
St. Paul, MN 55144                                                          Present)

July 31, 1948                                                       Ms. Yeomans has held various
                                                                     management positions at 3M
                                                                        Corporation since 1983.

The following table shows each Director's ownership of shares of the Funds and of all other funds in the Delaware Investments Family of Funds (the "Fund Complex") as of June 30, 2002.

                                                      Aggregate Dollar Range of Equity Securities in
                              Common Stock of Funds         All Registered Investment Companies
Name of Director               Beneficially Owned           Overseen by Director in Fund Complex
-----------------------------------------------------------------------------------------------------
Interested Directors
Charles E. Haldeman, Jr.             none                              Over $100,000
David K. Downes                      none                              Over $100,000
Independent Directors

Walter A. Babich                     none                              Over $100,000
John H. Durham                       none                              Over $100,000
John A. Fry                          none                                   none
Anthony D. Knerr                     none                            $10,001 - $50,000
Ann R. Leven                         none                              Over $100,000
Thomas F. Madison                    none                            $10,001 - $50,000
Janet L. Yeomans                     none                                   none

   Board and Committee Meetings. During the last full fiscal year, each Fund held four Board meetings, three of which were two day meetings. All of the Directors attended at least 75% of those meetings.

   Each Fund has an Audit Committee for the purpose of meeting, at least annually, with the Fund's officers and independent auditors to oversee the quality of financial reporting and the internal controls of each Fund, and for such other purposes as the Board of Directors may from time to time direct. The Audit Committee of each Fund consists of the following three Directors appointed by the Board: Ann R. Leven, Chairperson; Thomas F. Madison; and Jan L. Yeomans. Members of the Audit Committee serve for three years or until their successors have been appointed and qualified. The Audit Committee for each Fund held five meetings during the fiscal year ended November 30, 2001 for DDF and DGF and March 31, 2002 for the Preferred Share Funds. The Board of Directors of each Fund has adopted a written charter for each Fund's Audit Committee, attached as Exhibit C.

   Each Board of Directors also has a Nominating Committee, which meets for the purpose of proposing nominees to serve as Directors. Nominees are considered by the full Board of Directors for each Fund and, when appropriate, by shareholders at annual or special shareholder meetings. The Nominating Committee of each Fund currently consists of the following four Directors appointed by the Board:
Anthony D. Knerr, Chairperson; John H. Durham; and John A. Fry, all of whom are independent; and David K. Downes. The selection and nomination of the independent Director nominees is committed to the discretion of the present independent Directors. The Nominating Committee will consider suggestions for Board of Directors nominations from shareholders. Shareholders who wish to suggest candidates for nomination to the Boards of Directors at any future annual meeting should identify the candidate and furnish a written statement of the person's qualifications to the Nominating Committee at the principal executive offices of the Funds. Nominations should be received by the date set forth under "Shareholder Proposals" on page 9. The Nominating Committee for each Fund did not meet during the fiscal year ended November 30, 2001 for DDF and DGF and March 31, 2002 for the Preferred Share Funds.

   Board Compensation. Each independent Director receives compensation from each Fund of which he/she is a member of the Board of Directors. The interested Directors are compensated by the investment manager and do not receive compensation from the Funds. Each independent Director currently receives a total annual retainer fee of $55,000 for serving as a Director of all 33 investment companies within the Fund Complex, plus $3,145 per day for each day the Board meets (four regular meetings, all of which are two day meetings). Walter P. Babich is the current Coordinating Director for the Funds and receives an additional retainer totalling $10,000 with respect to all 33 investment companies within the Fund Complex. Members of the Audit Committee currently receive additional annual compensation totalling $5,000 from all of the investment companies within the Fund Complex, plus $1,000 for each meeting in excess of five in any calendar year. The chairperson of the Audit Committee receives an annual retainer of $8,000, plus $1,000 for each meeting in excess of five in any calendar year. Independent Directors who are members of the Nominating Committee receive $1,000 for each committee meeting. In addition, the chairperson of the Nominating Committee receives an annual retainer of $500.

   Under the terms of each Fund's retirement plan for Directors, each independent Director who, at the time of his or her retirement from the Board of Directors, has attained the age of 70 and has served on the Board of Directors for at least five continuous years, is entitled to receive payments from the Fund Complex for a period of time equal to the lesser of the number of years that the person served as a Director or the remainder of the person's life. The annual amount of such payments will be equal to the amount of the annual retainer that is paid to Directors of the investment companies at the time of the person's retirement. If an eligible Director of each investment company within the Fund Complex had retired as of June 30, 2002, he or she would have been entitled to annual payments in the amount of $55,000. The following table identifies the amount each Director received from each Fund during its last fiscal year and from the Fund Complex as a whole during the twelve months ended June 30, 2002.


                              Charles E.     David K.   Walter P.   John H.    John A.   Anthony D.   Ann R.  Thomas F.   Janet L.
Fund Name                    Haldeman, Jr.   Downes     Babich      Durham(1)   Fry(2)    Knerr       Leven    Madison    Yeomans
---------                    -------------   --------   ---------   ---------  -------   ----------   ------  ---------   --------
Delaware Investments
  Dividend and
  Income Fund, Inc.             None          None      $1,358      $1,279      $1,285     $1,304     $1,358   $1,328      $1,213

Delaware Investments
  Global Dividend
  and Income
  Fund, Inc.                    None          None      $1,041      $1,004      $1,008     $1,016     $1,041   $1,027      $  922

Delaware Investments
  Arizona Municipal
  Income Fund, Inc.             None          None      $  862      $  834      $  835     $  837     $  858   $  849      $  753

Delaware Investments
  Colorado Insured
  Municipal Income
  Fund, Inc.                    None          None      $  980      $  936      $  936     $  940     $  974   $  960      $  863

Delaware Investments
  Florida Insured
  Municipal Income
  Fund                          None          None      $  831      $  809      $  809     $  811     $  829   $  821      $  725

Delaware Investments
  Minnesota Municipal
  Income Fund, Inc.             None          None      $  836      $  813      $  813     $  815     $  833   $  825      $  729

Delaware Investments
  Minnesota Municipal
  Income Fund II, Inc.          None          None      $1,107      $1,044      $1,044     $1,050     $1,099   $1,078      $  980

Delaware Investments
  Minnesota Municipal
  Income Fund III, Inc.         None          None      $  780      $  765      $  765     $  766     $  778   $  773      $  677

Total Compensation
  From Fund
  Complex for the
  12 Months Ended
  June 30, 2002                 None          None     $76,414     $66,747     $53,775    $67,247    $74,747  $71,747     $71,747

(1) Prior to May 1, 2000, Mr. Durham was not a member of the Board of Directors of any Preferred Share Fund.
(2)  Mr. Fry was appointed to the Board of Directors on January 1, 2001.

         Officers. Each Board of Directors and the senior management of the Funds appoint officers each year, and from time to time as necessary. The following individuals are executive officers of one or more of the Funds:
Charles E. Haldeman, Jr., David K. Downes, William E. Dodge, Jude T. Driscoll, Richard J. Flannery, Richelle S. Maestro and Michael P. Bishof. Exhibit D includes biographical information and the past business experience of such officers, except for Mr. Haldeman and Mr. Downes, whose information is set forth above along with the other Directors. The Exhibit also identifies which officers are also officers of Delaware Management Company ("DMC"), the investment manager of each Fund, or Delaware International Advisers Ltd. ("DIAL"), the sub-adviser to Delaware Investments Global Dividend and Income Fund, Inc. The above officers of the Funds own shares of common stock and/or options to purchase shares of common stock of Lincoln National Corporation ("LNC"), the ultimate parent of DMC and DIAL. They are considered to be "interested persons" of the Funds under the 1940 Act.


         Section 16(a) Beneficial Ownership Reporting Compliance. Section 16 of the Securities Exchange Act of 1934, as amended, requires that Forms 3, 4, and 5 be filed with the SEC, the relevant securities exchange and the relevant Fund, by or on behalf of certain persons, including directors, certain officers, and certain affiliated persons of the investment manager or sub-adviser. The Funds believe that these requirements were met, except that management failed to timely file a Form 3 on behalf of Mitchell L. Conery.

   Required Vote. Provided that a quorum is present at the Meeting, either in person or by proxy, the following votes are required to elect each Fund's Board of Directors. The holders of the preferred shares of the Preferred Share Funds have the exclusive right to vote to elect Mr. Madison and Ms. Yeomans to the Board of Directors of those Funds.

------------------------------------------------------------------------------------------------------------------
                                                                PROPOSAL 1
                                                           Election of Directors
------------------------------------------------------------------------------------------------------------------
                                     Haldeman, Downes, Babich, Durham,
FUND                                 Fry, Knerr, and Leven                      Madison and Yeomans
------------------------------------------------------------------------------------------------------------------
Delaware Investments Dividend
   and Income Fund, Inc.; Delaware                          Plurality of votes cast.
   Investments Global Dividend and
   Income Fund, Inc.
------------------------------------------------------------------------------------------------------------------
Delaware Investments Florida         Plurality of votes cast of common          Plurality of votes cast of
   Insured Municipal Income Fund     and preferred shares.                      preferred shares.
------------------------------------------------------------------------------------------------------------------
Preferred Share Funds                Affirmative vote of the greater of:        Affirmative vote of the greater of:
  (other than Delaware Investments   (1) a majority of common and               (1) a majority of preferred shares
  Florida Insured Municipal          preferred shares present in person         present in person or by proxy and
  Income Fund)                       or by proxy and entitled to vote at        entitled to vote at the Meeting; or
                                     the Meeting; or (2) a majority of          (2) a majority of the minimum
                                     the minimum number of common               number of preferred shares entitled
                                     and preferred shares entitled to           to vote at the Meeting that would
                                     vote at the Meeting that would             constitute a quorum.
                                     constitute a quorum.
------------------------------------------------------------------------------------------------------------------

AUDIT COMMITTEE REPORT


   As required by its charter, each Fund's Audit Committee has reviewed and discussed with Fund management and representatives from Ernst & Young LLP, the Funds' independent auditors, the audited financial statements for the Fund's last fiscal year. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards
61. The Audit Committee also received the written disclosures and the letter from its independent auditors required by Independence Standards Board No. 1, and discussed with a representative of Ernst & Young LLP the independent auditor's independence. Each Fund's Board of Directors considered the financial information systems design and implementation fees and other fees received by Ernst & Young LLP from DMC and its affiliates during the last fiscal year in connection with its consideration of the auditors' independence. Based on the foregoing discussions with management and the independent auditors, each Fund's Audit Committee unanimously recommended to the Fund's Board of Directors that the aforementioned audited financial statements be included in the Fund's annual report to shareholders for the last fiscal year.


   As noted above, the members of each Fund's Audit Committee are: Ann R. Leven, Thomas F. Madison and Janet L. Yeomans. All members of each Fund's Audit Committee meet the standard of independence set forth in the listing standards of the New York and American Stock Exchanges, as applicable, and are not considered to be "interested persons" under the 1940 Act. The Fund's Board of Directors has adopted a formal charter for the Audit Committee setting forth its responsibilities. A copy of the Audit Committee's charter is included in Exhibit C to this proxy statement.

         Audit Fees. The aggregate fees paid to Ernst & Young LLP in connection with the annual audit of each Fund's financial statements for its last fiscal year are set forth below:

--------------------------------------------------------------------------------------------
Fund                                                                             Audit Fees
--------------------------------------------------------------------------------------------
Delaware Investments Dividend and Income Fund, Inc.                              $30,950
Delaware Investments Global Dividend and Income Fund, Inc.                       $30,950
Delaware Investments Arizona Municipal Income Fund, Inc.                         $16,350
Delaware Investments Colorado Insured Municipal Income Fund, Inc.                $24,200
Delaware Investments Florida Insured Municipal Income Fund                       $13,700
Delaware Investments Minnesota Municipal Income Fund, Inc.                       $14,700
Delaware Investments Minnesota Municipal Income Fund II, Inc.                    $26,300
Delaware Investments Minnesota Municipal Income Fund III, Inc.                   $12,750
-------------------------------------------------------------------------------------------

         Financial information systems design and implementation fees. There were no financial information systems design and implementation services rendered by Ernst & Young LLP to the Funds, DMC and Delaware Service Company, Inc. ("DSC") for the period from December 1, 2000 through March 31, 2002.


         All Other Fees. The aggregate fees billed for other services rendered by Ernst & Young LLP to each Fund during its last fiscal year are set forth below:

---------------------------------------------------------------------------------------------
Fund                                                                             Other Fees
---------------------------------------------------------------------------------------------
Delaware Investments Dividend and Income Fund, Inc.                              $15,550
Delaware Investments Global Dividend and Income Fund, Inc.                       $ 1,550
Delaware Investments Arizona Municipal Income Fund, Inc.                         $10,000
Delaware Investments Colorado Insured Municipal Income Fund, Inc.                $10,000
Delaware Investments Florida Insured Municipal Income Fund                       $10,000
Delaware Investments Minnesota Municipal Income Fund, Inc.                       $10,000
Delaware Investments Minnesota Municipal Income Fund II, Inc.                    $10,000
Delaware Investments Minnesota Municipal Income Fund III, Inc.                   $10,000
---------------------------------------------------------------------------------------------

         In addition, the aggregate fees billed for other non-audit services rendered to DMC and DSC for the period from May 1, 2000 through April 30, 2001 and for the period from May 1, 2001 through April 30, 2002 were $164,743 and $246,000, respectively.

OTHER INFORMATION

         Investment Manager. DMC (a series of Delaware Management Business Trust), 2005 Market Street, Philadelphia, PA 19103, serves as investment manager to each Fund. Delaware International Advisers Ltd. ("DIAL"), Third Floor, 80 Cheapside, London, England EC2V 6EE, serves as sub-adviser to Delaware Investments Global Dividend and Income Fund, Inc. DIAL is a United Kingdom affiliate of DMC, is an investment adviser registered in the United States under the Investment Advisers Act of 1940, as amended, and is a member of the Investment Management Regulatory Organization (IMRO) in the United Kingdom.

         Administrator. Delaware Service Company, Inc., 2005 Market St., Philadelphia, PA 19103, an affiliate of DMC and DIAL, performs administrative and accounting services for the Funds.

         Independent Auditors. Ernst & Young LLP serves as the Funds' independent auditors. Ernst & Young LLP's principal address is Two Commerce Square, Philadelphia, PA 19103. A representative of Ernst & Young LLP is expected to be present at the Meeting. The representative of Ernst & Young LLP will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

         Shareholder Proposals. If a Fund holds an annual meeting of shareholders in 2003, shareholder proposals to be included in the Funds' Proxy Statement for that meeting must be received no later than April 1, 2003. Such proposals should be sent to the Fund, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement. The persons designated as proxies will vote in their discretion on any matter if the Funds do not receive notice of such matter prior to June 16, 2003.

         Fund Reports. Each Fund's most recent Annual Report and Semi-Annual Report were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing or calling the Funds at the address and telephone number shown at the beginning of this Proxy Statement.

                                    EXHIBIT A

              OUTSTANDING SHARES AS OF RECORD DATE (JULY 18, 2002)

Delaware Investments Dividend and Income Fund, Inc.                  14,307,000


Delaware Investments Global Dividend and Income Fund, Inc.            6,650,647


Delaware Investments Arizona Municipal Income Fund, Inc.              2,982,700

   Common Stock             2,982,200
   Preferred Stock                500

Delaware Investments Colorado Insured Municipal Income Fund, Inc.     4,837,900

   Common Stock             4,837,100
   Preferred Stock                800

Delaware Investments Florida Insured Municipal Income Fund            2,422,600

   Common Shares            2,422,200
   Preferred Shares               400

Delaware Investments Minnesota Municipal Income Fund, Inc.            2,595,100

   Common Stock             2,594,700
   Preferred Stock                400

Delaware Investments Minnesota Municipal Income Fund II, Inc.         7,253,400

   Common Stock             7,252,200
   Preferred Stock              1,200

Delaware Investments Minnesota Municipal Income Fund III, Inc.        1,837,500

   Common Stock             1,837,200
   Preferred Stock                300

                                    EXHIBIT B

                    SHAREHOLDERS OWNING 5% OR MORE OF A FUND

         The following accounts held of record 5% or more of the outstanding shares of the Funds listed below as of July 18, 2002. Management does not have knowledge of beneficial owners.

                                                                                                 Percent of
Fund                                Name and Address               Number of Shares          Outstanding Shares
----                                ----------------               ----------------          ------------------
Delaware Investments Dividend       Cede & Co.                        12,658,171               88.48 % of Fund
   and Income Fund, Inc.            P.O. Box 20
                                    Bowling Green Station
                                    New York, NY 10004

Delaware Investments Global         Cede & Co.                         5,809,897               87.36% of Fund
   Dividend and Income Fund, Inc.   P.O. Box 20
                                    Bowling Green Station
                                    New York, NY 10004

Delaware Investments Arizona        Cede & Co.                         2,886,641               96.80% of Fund
   Municipal Income Fund, Inc.      P.O. Box 20
   Common Stock                     Bowling Green Station
                                    New York, NY 10004

Delaware Investments Arizona        Salomon Smith Barney, Inc.               217           86.80% of Preferred Stock
   Municipal Income Fund, Inc.      333 West 34th Street                                        0.007% of Fund
   Preferred Stock                  New York, NY 10001
   Series A
                                    Bank of America Securities, LLC.          19            7.60% of Preferred Stock
                                    300 Harmon Meadow Blvd.                                     0.001% of Fund
                                    Secaucus, NJ 07094

                                    UBS Painewebber Inc.                      14            5.60% of Preferred Stock
                                    1000 Harbor Blvd.                                           0.0005% of Fund
                                    Weehawken, NJ 07087

Delaware Investments Arizona        Salomon Smith Barney, Inc.               220           88.00% of Preferred Stock
   Municipal Income Fund, Inc.      Attn: Pat Haller                                            0.007% of Fund
   Preferred Stock                  333 West 34th Street
   Series B                         New York, NY 10001

                                    Merrill Lynch, Pierce, Fenner            164           65.60% of Preferred Stock
                                    & Smith Safekeeping                                        0.005% of Fund
                                    4 Corporate Place
                                    Piscataway, NJ 08854

Delaware Investments Colorado       Cede & Co.                         4,553,816               94.14% of Fund
   Insured Municipal Income Fund,   P.O. Box 20
     Inc.                           Bowling Green Station
   Common Stock                     New York, NY 10004


Delaware Investments Colorado       Salomon Smith Barney, Inc.               242            60.50% of Preferred Stock
   Insured Municipal Income Fund,   333 West 34th Street                                          0.005% of Fund
     Inc.                           New York, NY 10001
   Preferred Stock
   Series A
                                    Merrill Lynch, Pierce, Fenner
                                    & Smith Safekeeping                       89            22.25% of Preferred Stock
                                    4 Corporate Place                                             0.002% of Fund
                                    Corporate Park 287
                                    Piscataway, NJ 08855

                                    Robertson Stephens, Inc.                  56            14.00% of Preferred Stock
                                    555 California Street                                        0.001% of Fund
                                    Suite 2600
                                    San Francisco, CA 94104

                                    Salomon Smith Barney Inc.                220            55.00% of Preferred Stock
                                    333 W. 34th Street                                           0.005% of Fund
                                    New York, NY 10001

                                                                                                 Percent of
Fund                                Name and Address               Number of Shares          Outstanding Shares
----                                ----------------               ----------------          ------------------
Delaware Investments Colorado       Merrill Lynch, Pierce, Fenner            164          41.00% of Preferred Stock
   Insured Municipal Income Fund,   & Smith Safekeeping                                        0.003% of Fund
     Inc.                           4 Corporate Place
   Preferred Stock                  Corporate Park 287
   Series B                         Piscataway, NJ 08855


Delaware Investments Florida        Cede & Co.                         2,233,748               92.22% of Fund
   Insured Municipal Income Fund    P.O. Box 20
   Common Shares                    Bowling Green Station
                                    New York, NY 10004

Delaware Investments Florida        Salomon Smith Barney, Inc.               155           77.50% of Preferred Stock
   Insured Municipal Income Fund    333 West 34th Street                                       0.006% of Stock
   Preferred Shares                 New York, NY 10001
   Series A
                                    UBS PaineWebber Inc.                      43           21.50% of Preferred Stock
                                    1000 Harbor Boulevard                                      0.002% of Fund
                                    Weehawken, NJ 07087

Delaware Investments Florida        Salomon Smith Barney, Inc.               137           68.50% of Preferred Stock
   Insured Municipal Income Fund    333 West 34th Street                                       0.006% of Fund
   Preferred Shares                 New York, NY 10001
   Series B
                                    HSBC Bank USA                             42           21.00% of Preferred Stock
                                    One Hanson Place, Lower Level                              0.002% of Fund
                                    Brooklyn, NY 11243

                                    UBS PaineWebber, Inc.                     19            9.50% of Preferred Stock
                                    1000 Harbor Blvd.                                          0.001% of Fund
                                    Weehawken, NJ 07087

Delaware Investments Minnesota      Cede & Co.                         2,275,367                87.69% of Fund
   Municipal Income Fund, Inc.      P.O. Box 20
   Common Stock                     Bowling Green Station
                                    New York, NY 10004

Delaware Investments Minnesota      Salomon Smith Barney, Inc.               399           99.75% of Preferred Stock
   Municipal Income Fund, Inc.      333 West 34th Street                                       0.015% of Fund
   Preferred Stock                  New York, NY 10001

Delaware Investments Minnesota      Cede & Co.                         6,573,459                90.64% of Fund
   Municipal Income Fund II, Inc.   P.O. Box 20
   Common Stock                     Bowling Green Station
                                    New York, NY 10004

Delaware Investments Minnesota      Salomon Smith Barney, Inc.               329           54.83% of Preferred Stock
   Municipal Income Fund II, Inc.   333 West 34th Street                                       0.005% of Fund
   Preferred Stock Series A         New York, NY 10001

                                    UBS PaineWebber Inc.                     257           42.83% of Preferred Stock
                                    1000 Harbor Blvd.                                          0.004% of Fund
                                    Weehawken, NJ 07087

Delaware Investments Minnesota      Salomon Smith Barney, Inc                498           83.00% of Preferred Stock
   Municipal Income Fund II, Inc.   333 West 34th Street                                       0.007% of Fund
   Preferred Stock Series B         New York, NY 10001

                                    Wilmington Trust Company                  87           14.50% of Preferred Stock
                                    Rodney Square North                                        0.001% of Fund
                                    Wilmington, DE 19890-2212

Delaware Investments Minnesota      Cede & Co.                         1,672,222               91.02% of Fund
   Municipal Income Fund III, Inc.  P.O. Box 20
   Common Stock                     Bowling Green Station
                                    New York, NY 10004

Delaware Investments Minnesota      Salomon Smith Barney, Inc.               300            100% of Preferred Stock
   Municipal Income Fund III, Inc.  333 West 34th Street                                       0.016% of Fund
   Preferred Stock                  New York, NY 10001

                                       12

                                    EXHIBIT C

                              DELAWARE INVESTMENTS

                                 FAMILY OF FUNDS

                             AUDIT COMMITTEE CHARTER

         1. Committee Composition. The Audit Committee shall be composed of not less than three qualified and Independent (as defined and described in Attachment A hereto) Directors/Trustees selected by the Board, one of whom shall be designated as Chairperson. Each member of the Committee shall serve for three years or until his or her successor has been appointed and qualified. The Chairperson and members of the Committee shall receive such compensation for their service on the Committee as the Board may determine from time to time.

         2. Purposes. The purposes of the Audit Committee are:

         (a) to monitor the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

         (b) to monitor the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

         (c) to act as a liaison between the Fund's independent auditors and the full Board of Directors/Trustees; and

         (d) to monitor the Fund's safeguards with respect to both inflow and outflow of funds, Y2K compliance and the integrity of computer systems.

         The outside auditor for the Fund is ultimately accountable to the Board of Directors/Trustees and Audit Committee of the Fund. The Audit Committee and Board of Directors/Trustees have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

         The function of the Audit Committee is oversight in the sense that it is to watch closely, to maintain surveillance, carefully review relevant matters and make appropriate suggestions; it is management's responsibility to direct, manage and maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

         3. Duties and Powers. To carry out its purposes, the Audit Committee shall have the following duties and powers:

         (a) to recommend the selection, retention or termination of external auditors and, in connection therewith, annually to receive, evaluate and discuss with the external auditors a formal written report from them setting forth all consulting or other relationships with the Fund, the Investment Manager or their affiliates, which shall include specific representations as to their objectivity and independence;


         (b) to meet with the Fund's external auditors, including private meetings as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto;

              and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

         (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

         (d) to review the fees charged by the auditors for audit and non-audit services; and

         (e) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

         4. Meetings. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require. The Committee shall regularly meet with the Chief Financial Officer and Treasurer of the Fund and with internal auditors for the Investment Manager.

         5. Resources. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

         6. Annual Charter Review. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors/Trustees.

                                 ATTACHMENT A
                                       to
                             AUDIT COMMITTEE CHARTER
                                       of
                              DELAWARE INVESTMENTS
                                 FAMILY OF FUNDS

         1. Independent Defined. To qualify as "Independent" for these purposes, Directors/Trustees may have no relationship to the Fund, the Investment Manager or their affiliates that may interfere with the exercise of their independence from management and the Funds, must be "Independent Directors" within the meaning of Section 121A of the listing standards of the American Stock Exchange and may not be "interested persons" as defined in the Investment Company Act of 1940.

         2. Membership Qualifications. In addition to the definition of Independent provided in paragraph 1 above, the following restrictions shall apply to every Audit Committee member:

(a) Financial Literacy. Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Fund's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

(b) Employees. A Director/Trustee who is an employee (including non-employee executive officers) of the Fund, the Investment Manager or any of their affiliates may not serve on the Audit Committee until three years following termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of the Fund, the Investment Manager or their affiliates, the Director/Trustee could serve on the Audit Committee after three years following the termination of the relationship between the Fund and the former parent or predecessor of the Fund, the Investment Manager or their affiliates.

(c) Business Relationship. A Director/Trustee (i) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the Fund or (ii) who has a direct business relationship with the Fund (e.g., a consultant) may serve on the Audit Committee only if the Fund's Board of Directors/Trustees determines in its business judgment that the relationship does not interfere with the Director/Trustee's exercise of independent judgment. In making a determination regarding the independence of a Director/Trustee pursuant to this paragraph, the Board of Directors/Trustees should consider, among other things, the materiality of the relationship to the Fund, the Investment Manager or their affiliates, to the director and, if applicable, to the organization with which the Director/Trustee is affiliated.

         "Business relationships" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A Director/Trustee can have this relationship directly with the Fund, or the Director/Trustee can be a partner, officer or employee of an organization that has such a relationship. The Director/Trustee may serve on the Audit Committee without the above-referenced Board of Directors'/Trustees' determination after three years following the termination of, as applicable, either (1) the relationship between the organization with which the Director/Trustee is affiliated and the Fund, (2) the relationship between the Director/Trustee and his or her partnership status, shareholder interest or executive officer position, or (3) the direct business relationship between the Director/Trustee and the Fund.

(d) Cross Compensation Committee Link. A Director/Trustee who is employed as an executive of a corporation where any of the Fund's executives serves on that corporation's compensation committee may not serve on the Audit Committee.

(e) Immediate Family. A Director/Trustee who is an Immediate Family member of an individual who is an executive officer of the Fund, the Investment Manager or any of their affiliates cannot serve on the Audit Committee until three years following the termination of such employment relationship.

(f) Independence Requirement of Audit Committee Members. Notwithstanding the requirements of subparagraphs 2(b) and 2(e) hereof, one Director/Trustee who is no longer an employee or who is an Immediate Family member of a former executive officer of the Fund, the Investment Manager or their affiliates, but is not considered independent pursuant to these provisions due to the three-year restriction period, may be appointed, under exceptional and limited circumstances, to the Audit Committee if the Fund's Board of Directors/Trustees determines in its business judgment that membership on the Committee by the individual is required by the best interests of the Fund and its shareholders, and the Fund discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

         3. Definitions.

         "Immediate Family" includes a person's spouse, parents, children, siblings, mothers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person's home.

         "Affiliate" includes a subsidiary, sibling company, predecessor, parent company, or former parent company.

         "Officer" shall have the meaning specified in Rule 16a-1(f) under the Securities Exchange Act of 1934, or any successor rule.

         4. Written Affirmation. With respect to any subsequent changes to the composition of the Audit Committee, and otherwise approximately once each year, the Fund should provide the New York Stock Exchange Written Affirmation in the form attached hereto regarding:

(a) Any determination that the Company's Board of Directors/Trustees has made regarding the independence of Director/Trustees pursuant to any of the subparagraphs above;

(b)      The financial literacy of the Audit Committee members;

(c) The determination that at least one of the Audit Committee members has accounting or related financial expertise; and

(d) The annual review and reassessment of the adequacy of the Audit Committee Charter.

                                    EXHIBIT D

                         EXECUTIVE OFFICERS OF THE FUNDS

         William E. Dodge (age 53) Executive Vice President/Chief Investment Officer, Equity of the Funds and of the other 25 investment companies within Delaware Investments, and of Delaware Management Company (a series of Delaware Management Business Trust); Executive Vice President of Delaware Management Business Trust and Delaware Capital Management, Inc.; President/Chief Investment Officer, Equity of Delaware Investment Advisers (a series of Delaware Management Business Trust); and Director/Executive Vice President, Equity of Vantage Global Advisors, Inc. Prior to joining Delaware Investments in 1999, Mr. Dodge was President, Director of Marketing, and Senior Portfolio Manager for Marvin & Palmer Associates.

         Jude T. Driscoll (age 39) Executive Vice President/Head of Fixed-Income of the Funds and of the other 25 investment companies within Delaware Investments, and of Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a series of Delaware Management Business Trust). Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management from June, 1998 to August, 2000. Prior to that, he was Managing Director for NationsBanc Capital Markets, 1996-1998; Vice President of Goldman Sachs, 1991-1995; and Assistant Vice President of Conseco Capital Management, 1989-1990.

         Richard J. Flannery (age 44) Executive Vice President/General Counsel/Chief Administrative Officer of the Funds and of the other 25 investment companies within Delaware Investments, and of Delaware Management Holdings, Inc., Delaware Management Company, Delaware Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln Investment Advisers and Vantage Investment Advisers (each a series of Delaware Management Business Trust) and Founders CBO Corporation; Executive Vice President/General Counsel/Chief Administrative Officer/Director of DMH Corp. Delaware Investments U.S., Inc., DIAL Holding Company, Inc., Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial Services, Inc., Delaware Management Trust Company, Delaware Distributors, Inc., Delaware International Holdings Ltd., Founders Holdings, Inc. and Delaware General Management, Inc.; President/Chief Executive Officer/Director of Delaware Distributors, Inc.; President/Chief Executive Officer of Delaware Distributors, L.P.; Executive Vice President/General Counsel/Chief Administrative Officer/Trustee of Delaware Management Business Trust; Director of Delaware International Advisers Ltd.; Director of HYPPCO Finance Company Ltd.; and Executive Vice President/General Counsel/Director of Vantage Global Advisors, Inc. During the past five years, Mr. Flannery has served in various executive capacities at different times within Delaware Investments.

         Richelle S. Maestro (age 44) Senior Vice President/Deputy General Counsel/Secretary of the Funds and of the other 25 investment companies within Delaware Investments, and of Delaware Management Holdings, Inc., DMH Corp., Delaware Investments U.S., Inc. DIAL Holding Company, Inc., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company, Delaware Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln Investment Advisers and Vantage Investment Advisers (each a series of Delaware Management Business Trust), Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial Services, Inc., Delaware Management Trust Company, Delaware International Holdings, Ltd., Founders Holdings, Inc., and Delaware General Management, Inc.; Senior Vice President/General Counsel/Secretary of Delaware Distributors, L.P., and Delaware Distributors, Inc.; Secretary of Founders CBO Corporation and Lincoln National Investments Companies, Inc. During the past five years, Ms. Maestro has served in various executive capacities at different times within Delaware Investments.

         Michael P. Bishof (age 39) Senior Vice President/Treasurer of the Funds and of the other 25 investment companies within Delaware Investments; Senior Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Service Company, Inc., Delaware Capital Management, Inc., Delaware Distributors, L.P., Founders Holdings, Inc.; Senior Vice President/Treasurer/Investment Accounting of Delaware Investment Advisers (a series of Delaware Management Business Trust); Senior Vice President/Manager of Investment Accounting of Delaware International Holdings Ltd.; Senior Vice President/Assistant Treasurer of Founders CBO Corporation; and Senior Vice President/Investment Accounting of Vantage Global Advisors, Inc. During the past five years, Mr. Bishof has served in various executive capacities at different times within Delaware Investments.

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

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



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

--------------------------------------------------------------------------------
DELAWARE INVESTMENTS DIVIDEND
  AND INCOME FUND, INC.

DELAWARE INVESTMENTS GLOBAL
  DIVIDEND AND INCOME FUND, INC.

DELAWARE INVESTMENTS ARIZONA
  MUNICIPAL INCOME FUND, INC.

DELAWARE INVESTMENTS COLORADO
  INSURED MUNICIPAL INCOME
  FUND, INC.

DELAWARE INVESTMENTS FLORIDA
  INSURED MUNICIPAL INCOME FUND

DELAWARE INVESTMENTS MINNESOTA
  MUNICIPAL INCOME FUND, INC.

DELAWARE INVESTMENTS MINNESOTA
  MUNICIPAL INCOME FUND II, INC.

DELAWARE INVESTMENTS MINNESOTA
  MUNICIPAL INCOME FUND III, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROXY STATEMENT
Notice of Joint
Annual Meeting
of Shareholders
--------------------------------------------------------------------------------
SEPTEMBER 12, 2002


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



PX-CE [--]BUR 9/02

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints David K. Downes, Richard J. Flannery and Richelle S. Maestro, or any of them, with the right of substitution, proxies of the undersigned at the Annual Meeting of Shareholders of the fund indicated on the reverse side of this form to be held at Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania, on September 12, 2002 at 11:00 A.M., or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS ARIZONA MUNICIPAL INCOME FUND, INC. (Common)

                                                                              Please vote by checking |X| the appropriate boxes
                                                                              below.
                                                                                   FOR             WITHHOLD           FOR ALL
 1.  To elect the following nominees as Trustees of the Fund                       ALL               ALL               EXCEPT
                                                                                   |_|               |_|                |_|

    01)  CHARLES E. HALDEMAN, JR.           04)  JOHN H. DURHAM             07) ANN R. LEVEN
    02)  DAVID K. DOWNES                    05)  JOHN A. FRY                08) THOMAS F. MADISON*
    03)  WALTER P. BABICH                   06)  ANTHONY D. KNERR           09) JANET L. YEOMANS*


-----------------------------------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write the withheld nominee's number on the line above.

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

DATE __________________________________________, 2002

-----------------------------------------------------
|                                                   |
|                                                   |
-----------------------------------------------------

Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints David K. Downes, Richard J. Flannery and Richelle S. Maestro, or any of them, with the right of substitution, proxies of the undersigned at the Annual Meeting of Shareholders of the fund indicated on the reverse side of this form to be held at Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania, on September 12, 2002 at 11:00 A.M., or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of each of these matters.


BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE INVESTMENTS ARIZONA MUNICIPAL INCOME FUND, INC. (Class A)

                                                                         Please vote by checking |X| the appropriate boxes below.
                                                                             FOR              WITHHOLD                FOR ALL
 1.  To elect the following nominees as Trustees of the Fund                 ALL                 ALL                  EXCEPT
                                                                             |_|                 |_|                    |_|

    01)  CHARLES E. HALDEMAN, JR.           04)  JOHN H. DURHAM             07) ANN R. LEVEN
    02)  DAVID K. DOWNES                    05)  JOHN A. FRY                08) THOMAS F. MADISON*
    03)  WALTER P. BABICH                   06)  ANTHONY D. KNERR           09)  JANET L. YEOMANS*


-----------------------------------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write the withheld nominee's number on the line above.

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

DATE _________________________________________, 2002

----------------------------------------------------
|                                                  |
|                                                  |
----------------------------------------------------

Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)

                              DELAWARE INVESTMENTS
                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints David K. Downes, Richard J. Flannery and Richelle S. Maestro, or any of them, with the right of substitution, proxies of the undersigned at the Annual Meeting of Shareholders of the fund indicated on the reverse side of this form to be held at Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania, on Serptember 12, 2002 at 11:00 A.M., or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of each of these matters.


BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC. (Class B)

                                                                            Please vote by checking (|X|) the appropriate boxes
                                                                            below.
                                                                                 FOR            WITHHOLD            FOR ALL
 1.  To elect the following nominees as Trustees of the Fund                     ALL              ALL               EXCEPT
                                                                                 |_|              |_|                 |_|


    01)  CHARLES E. HALDEMAN, JR.           04)  JOHN H. DURHAM             07) ANN R. LEVEN
    02)  DAVID K. DOWNES                    05)  JOHN A. FRY                08) THOMAS F. MADISON*
    03)  WALTER P. BABICH                   06)  ANTHONY D. KNERR           09) JANET L. YEOMANS*


-----------------------------------------------------------------------------------------------------------
* The holders of common shares may not vote for these nominees.
If you checked "For All Except," write the withheld nominee's number on the line above.

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

DATE _________________________________________, 2002

----------------------------------------------------
|                                                  |
|                                                  |
----------------------------------------------------

Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)